UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—April 14, 2014

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-32141 (Commission File Number)	98-0429991 (I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
Assured Guaranty Ltd. is filing this Current Report on Form 8-K to supplement its Annual Report on Form 10-K for the period ended December 31, 2013 with the Assured Guaranty Corp. December 31, 2013 Consolidated Financial Statements, which are attached as Exhibit 99.1 and incorporated by reference herein.
Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
23.1	Accountants' Consent
99.1	Assured Guaranty Corp. December 31, 2013 Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ ROBERT A. BAILENSON
Name: Robert A. Bailenson Title: Chief Financial Officer
DATE: April 14, 2014

EXHIBIT INDEX

Exhibit Number	Description
23.1	Accountants' Consent
99.1	Assured Guaranty Corp. December 31, 2013 Consolidated Financial Statements

4